                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 1997



                          FORTUNE PETROLEUM CORPORATION
             (Exact name of Registrant as specified in its charter)



      Delaware                           1-12334                 95-4114732
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
          (Former name or former address, if changed since last report)

Item 5.   Other Events


         On  April  7,  1997,  Fortune  Petroleum  Corporation  was  advised  by
Consolidated Natural Gas Production Company ("CNG"), the operator of its offshore South Timbalier Block 76 well, that CNG believes it has located the source of the leak which caused the well to lose casing pressure and resulted in the well having been shut in on March 24 for repairs. The leak was apparently caused by a failed packer at about 15,000'. CNG expects the repairs to be completed and the well to be placed back on production within approximately ten days at a total cost somewhat lower than originally projected.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          FORTUNE PETROLEUM CORPORATION



                                          By:   /s/ Dean W. Drulias
                                          -------------------------
                                                Dean W. Drulias
                                                Executive Vice President and
                                                  General Counsel


Date:  April 7, 1997